                                                                    EXHIBIT 10.2


                                                                  CONFORMED COPY
                                                                  --------------

          CONSENT and WAIVER, dated as of August 30, 1996 (this "Consent and
                                                                 -----------
Waiver"), to (i) the Credit Agreement, dated as of October 24, 1995 (as amended,
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supplemented or otherwise modified from time to time, the "Credit Agreement"),
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among IT CORPORATION, a California corporation (the "Borrower"), the several
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banks and other financial institutions from time to time parties thereto (the

"Lenders") and The Chase Manhattan Bank (formerly known as Chemical Bank), a New
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York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Agent") and (ii) the several Note Purchase Agreements, each
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dated as of October 24, 1995 (collectively, the "Note Agreements"), between the
                                                 ---------------
Borrower and the respective Purchasers thereunder.

                             W I T N E S S E T H :
                             -------------------

          WHEREAS, the parties hereto wish to waive certain provisions of the Credit Agreement and the Note Agreements on the terms set forth herein;

          NOW, THEREFORE, in consideration of the premise contained herein, the parties hereto agree as follows:

          1.  Defined Terms.  Unless otherwise defined herein, capitalized terms
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used herein shall have the meanings ascribed to them in the Credit Agreement and the Note Agreements (collectively, the "Agreements").
                                        ----------

          2.  Limited Waiver; Limitation on Loans.  (a)  Subject to the
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provisions of paragraph 2(d) hereof, compliance with Section 2 of Schedule III is hereby waived to the extent, and only to the extent, that such non-compliance results from the inclusion of the Senior Notes as Current Liabilities, solely for the purpose of calculating the Current Ratio as at June 28, 1996.

          (b) Subject to the provisions of paragraph 2(d) hereof, compliance with Section 5(a) of Schedule III of the Agreements is hereby waived to the extent, and only to the extent, that the ratio of (i) EBIT for the nine-month period ending June 28, 1996 to (ii) the sum of (A) Interest Expense for such period plus (B) all dividends on Preferred Stock paid during such period is less than 1.50 to 1.00, provided that such ratio is not less than 0.65 to 1.00.
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          (c)  Subject to the provisions of paragraph 2(d) hereof, compliance with Section 5(b) of Schedule III of the Agreements is hereby waived to the extent, and only to the extent, that the ratio of (i) EBIT for the nine-month period ending June 28, 1996 to (ii) the sum of (A) Interest Expense net of interest income for such period plus (B) all dividends on Preferred Stock paid during such period is less than 2.00 to 1.00, provided that such ratio is not
                                              --------
less than 0.65 to 1.00.

          (d) Notwithstanding any of the foregoing, the waivers described in paragraphs 2(a), (b) and (c) hereof shall only be effective through and including October 4, 1996, and any Event of Default that would have existed and been continuing but for the effect of this Consent and Waiver shall be reinstated and shall thereafter continue to constitute an Event of Default unless further expressly waived in writing in accordance with the Credit Agreement and the Note Agreements.

          (e) Notwithstanding anything in the Credit Agreement to the contrary, during the period from the date hereof to and including October 4, 1996, no Loans may be made or requested under the Credit Agreement. During such period, the Commitments thereunder shall only be available for the issuance of Letters of Credit, subject to all the other provisions of the Credit Agreement and to the extent available to be issued in accordance with the Credit Agreement.

          3.   Effective Date.  This Consent and Waiver will become effective as
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of the date hereof upon its execution by the Agent and the Majority Creditors and its acknowledgment by the Borrower.

          4.   Representations and Warranties; No Default.  On and as of the
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date hereof, and after giving effect to this Consent and Waiver, the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Section 4 of the Credit Agreement, in the other Loan Documents (as defined in the Credit Agreement) and in the Note Agreements are true and correct in all material respects, provided that the references to the Credit Agreement
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or the Note Agreements therein shall be deemed to be references to this Consent and Waiver and to the Credit Agreement or the Note Agreements, as the case may be, as amended by this Consent and Waiver.

          5.   Limited Waiver.  Except as expressly waived herein, the Credit
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Agreement and each of the Note Agreements shall continue to be, and shall remain, in full force and effect. This Consent and Waiver shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement, any other Loan Document, any of the Note Agreements or any Senior Note or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with any thereof or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

          6.   GOVERNING LAW.  THIS CONSENT AND WAIVER SHALL BE GOVERNED BY, AND
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CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          7.   Counterparts.  This Consent and Waiver may be executed by the
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parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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

          IN WITNESS HEREOF, the parties hereto have caused this Consent and Waiver to be duly executed and delivered by their properly and duly authorized officers as of the day and year first above written.

                                  THE CHASE MANHATTAN BANK (formerly
                                  known as Chemical Bank),
                                   as Administrative Agent and as a Lender


                                  By: /s/ John T. Zeller
                                      ------------------------------------
                                    Title:  Vice President

                                  THE FIRST NATIONAL BANK OF BOSTON


                                  By: /s/ J. Lee Harper
                                      ------------------------------------
                                    Title:  Vice President

                                  SOCIETE GENERALE


                                  By: /s/ David Brunson
                                      ------------------------------------
                                    Title:  First Vice President

                                  JOHN HANCOCK MUTUAL LIFE
                                   INSURANCE COMPANY


                                  By: /s/ Stephen J. Blewitt
                                      ------------------------------------
                                    Title:  Investment Officer

                                  JOHN HANCOCK LIFE INSURANCE COMPANY
                                   OF AMERICA


                                  By: /s/ Willma J. Davis
                                      ------------------------------------
                                    Title:  Vice President

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

                                  ALLSTATE LIFE INSURANCE COMPANY


                                  By: /s/ Patricia W. Wilson
                                      ------------------------------------
                                    Title:  Authorized Signatory


                                  By: /s/ Steven M. Laude
                                      ------------------------------------
                                    Title:  Authorized Signatory

                                  THE MUTUAL LIFE INSURANCE COMPANY
                                   OF NEW YORK


                                  By: /s/ Suzanne E. Walton
                                      ------------------------------------
                                    Title:  Managing Director

                                  MONY LIFE INSURANCE COMPANY OF AMERICA


                                  By: /s/ Suzanne E. Walton
                                      ------------------------------------
                                    Title:  Authorized Agent

ACKNOWLEDGED AND AGREED:

IT CORPORATION


By:
    ---------------------------------
  Title:  Vice President and Treasurer

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